Leases and Commitments Leases and Commitments (Notes)	12 Months Ended
Dec. 31, 2015
Leases and Commitments [Abstract]
Commitments Disclosure [Text Block]
Leases and Commitments
Minimum rental commitments under noncancellable operating leases, primarily for equipment and office facilities at December 31, 2015, are included in the following table under leases. Purchase obligations include commitments to purchase paper, inventory and other services.

Year	Leases	Purchase Obligations
2016	$72.3	$143.8
2017	55.3	96.2
2018	45.3	63.0
2019	39.3	53.7
2020	33.9	50.2
Later years	100.2	49.3
Sublease rental income	(33.3)	N/A
Total	$313.0	$456.2

Rent expense was $74.4 in 2015, $90.7 in 2014 and $109.6 in 2013. Plant construction, expansion and modernization projects with an estimated cost to complete of approximately $39.9 were in progress at December 31, 2015.